Exhibit 10.1

EXECUTION COPY

THIRD AMENDMENT

TO

EXCLUSIVE LICENSE AND COLLABORATION AGREEMENT

This Third Amendment (this “Amendment”) to the Exclusive License and Collaboration Agreement effective as of October 16, 2006 (“Original Agreement,” as amended by that certain First Amendment effective as of October 16, 2008 (“First Amendment”) and that certain Second Amendment effective as of October 16, 2009 (“Second Amendment”) (the Original Agreement, as amended by the First Amendment and the Second Amendment, the “Agreement”) is made effective as of April 30, 2010 (the “Third Amendment Effective Date”) and entered into by and between Hoffmann-La Roche Inc., a New Jersey corporation located at 340 Kingsland Street, Nutley, New Jersey 07110 (“Roche Nutley”), and F.Hoffmann-La Roche Ltd, a Swiss corporation, with its principal office at Grenzacherstrasse 124, CH-4070 Basel, Switzerland (“Roche Basel”; Roche Nutley and Roche Basel are collectively referred to as “Roche”), on the one hand, and InterMune, Inc., a Delaware corporation with its principal place of business at 3280 Bayshore Boulevard, Brisbane, California 94005 (“InterMune”), on the other hand.

WHEREAS, InterMune and Roche wish to enter into this Amendment to the Agreement to (i) further extend the Research Program Term (and consequently the [*]) for an additional amount of time set forth herein; (ii) extend the date by which Roche is to provide to InterMune a definitive Development Budget for the First DAA Program (as defined below); (iii) provide for the sharing by [*] of certain [*] and [*] associated with the First DAA Program; (iv) [*] the royalty payable by Roche for Net Sales in the ROW Territory for any Product containing ITMN-191 as the Licensed Compound; (v) provide InterMune with [*]; and (vi) provide for a mechanism to determine the appropriate sharing of costs and expenses associated with possible future Co-Funded Development of Licensed Compounds under a Follow-on DAA Program (as defined below).

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Roche and InterMune hereby agree as follows:

1.	Any capitalized term not otherwise defined herein shall have the meaning ascribed to it in the Agreement.

2.	The Parties acknowledge and agree that the Research Program Term (as previously extended by the First Amendment and the Second Amendment) expired on [*] under the existing terms and conditions of the Agreement. The Parties hereby agree to extend further the Research Program Term from [*] until [*] (the “Extended Research Program Term”). As a result of this Amendment, the definition of “Research Program Term” for purposes of the Agreement shall include the Extended Research Program Term, with the express exception of Section 12.2 of the Agreement. The Parties agree that the [*] provided for in the Agreement (as previously extended by the First Amendment and the Second Amendment) shall [*].

[*] =	CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

3.	The Parties shall work together to modify the Research Plan, as appropriate, to specify the ongoing activities of the Research Program during the Extended Research Program Term consistent with the guidelines set forth in Schedule 1.1 attached to this Amendment (“Schedule 1.1”). For purposes of the Extended Research Program Term, the definition of “Research Program” under the Agreement, as amended by the First Amendment, the Second Amendment and this Amendment, shall include those activities contemplated in the revised Research Plan.

4.	The Parties acknowledge and agree that as of the Third Amendment Effective Date, pursuant to the Second Amendment, Roche is currently funding [*] ([*]) InterMune FTEs assigned to the Research Program. The Parties hereby agree that Roche shall continue to fund [*] percent ([*]%) of the Research Program activities as follows:

1.4.1	From and after [*] until [*], Roche shall continue to fund [*] ([*]) InterMune FTEs assigned to the Research Program at an FTE rate equal to CHF [*] ([*]). As also provided in the First Amendment, on a Calendar Quarter basis, InterMune shall invoice Roche for the actual FTEs used, not to exceed [*] ([*]) FTEs, at the FTE rate set forth herein that were incurred during the relevant Calendar Quarter and payment for each invoice shall be made by Roche to InterMune at the same time cash settlement is made between the Parties based on the Reconciliation Statement process described in Section 1.6 of Exhibit A attached to the Agreement.

B.	From and after [*] until [*], Roche shall [*], which use shall be consistent with the Research Plan and the guidelines set forth in Schedule 1.1. Furthermore, as also provided in the First Amendment, the Parties agree that the JRC shall continually review, discuss and monitor the use of various Third Party vendors and the incurrence of costs from such use. On a Calendar Quarter basis, InterMune shall provide to Roche copies of all invoices received by such Third Party vendors to evidence such actual costs incurred during the relevant Calendar Quarter and [*].

C.	Notwithstanding subsections (A) and (b) of this Section 4, the Parties acknowledge that, as of the Third Amendment Effective Date, InterMune has invoiced Roche for the [*] and the [*] in an aggregate amount of US$[*].

5.	In the event InterMune undergoes and closes a Change of Control transaction at any time during the Extended Research Program Term, the Extended Research Program Term and the [*] shall automatically terminate upon the closing of such Change of Control transaction. However, Roche’s obligation [*] of termination of the Extended Research Program Term shall survive such early termination and Roche will [*] as a result of the Research Program.

6.	Roche shall have the right to credit [*] percent ([*]%) of all amounts paid by Roche to InterMune to fund the Research Program during the Extended Research Program Term, including those amounts set forth in Section 4 A., B., and C. (US $[*]) of this Amendment. against any Licensed Compound Payment(s) otherwise due and payable to InterMune pursuant to Section 5.3.3 of the Agreement in connection with the designation by Roche of additional Licensed Compounds.

[*] =	CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

7.	The period of time during which Roche has the right to add or substitute Licensed Compounds pursuant to Sections 5.3.3 and 5.3.2 of the Agreement shall be extended for a period of [*] ([*]) months following the expiration of the Extended Research Program Term.

8.	By way of background, as a subpart of the Co-Funded Development of ITMN-191, the Parties are engaging in the Development of ITMN-191 [*] (the “First DAA Program”). The Parties acknowledge that during the 2009 Calendar Year Roche and InterMune have shared in the [*] and [*] incurred in the First DAA Program on an [*] percent ([*]%) basis for [*] and [*] percent ([*]%) basis for [*]. The Agreement currently provides that Roche shall provide to InterMune no later than [*] a definitive Development Budget for the First DAA Program.

9.	With respect to such First DAA Program, Roche shall provide to InterMune no later than [*] a definitive First DAA Program Development Budget (prepared in the same good faith, commercially reasonable manner as the Co-Funded Development Plan is prepared in accordance with Section 4.3.7(a)(iii) of the Agreement and substantially consistent with the Parties’ understanding of the First DAA Program as of the Third Amendment Effective Date) (“Finalized First DAA Program Development Budget”). From and after [*] and until [*], Roche and InterMune shall share in the [*] and [*] incurred in the First DAA Program Development during [*] on a [*] ([*]%) basis for [*] and [*] percent ([*]%) basis for [*]; provided, however, that any variances to the Preliminary STAT-C Development Budget will be handled in the same manner as that set forth in Section 1.3 of Exhibit A attached to the Agreement.

10.	From and after the delivery of the Finalized First DAA Program Development Budget and until such time as InterMune exercises [*] (as set forth in Section 13 of this Amendment and [*] of the Agreement) (an “[*]”): (a) [*], Roche and InterMune shall share [*] or [*] incurred in the First DAA Program Development portion of the ITMN-191 Co-Funded Development Plan on a [*] percent ([*]%) basis for [*] and [*] percent ([*]%) basis for [*]; and (b) for each [*], Roche and InterMune shall share [*] or [*] incurred in the First DAA Program Development portion of the ITMN-191 Co-Funded Development Plan on a [*] percent ([*]%) basis for [*] and [*] percent ([*]%) basis for [*]; provided, however, that in each of (a) and (b) above, [*] shall bear [*] or [*] incurred in the First DAA Program Development that exceeds [*] percent ([*]%) in total of the Finalized First DAA Program Development Budget presented by Roche to InterMune hereunder.

11.	All the terms and conditions contained in Section 4.3.7(a)(iii) of the Agreement with respect to [*] or [*] incurred in connection with all other aspects of the ITMN-191 Co-Funded Development Plan remain unchanged and in full force and effect, including but not limited to [*] obligation to bear [*] or [*] that exceed [*] percent ([*]%) in total of the initial ITMN-191 Co-Funded Development Budget presented by Roche to InterMune thereunder. In terms of the guiding principles for capturing, reporting and consolidating the Development Expenses and Other Out of Pocket Costs for the First DAA Program, the Parties agree that the same principles set forth in the Agreement, including, but not limited to Exhibit A thereto, shall apply and that the budget contained in the Preliminary STAT-C Development Budget and, when applicable, the Finalized First DAA Program Development Budget shall be deemed a part of the Co-Funded Development Budget for such purposes.

[*] =	CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

12.	The royalties payable by Roche to InterMune for Net Sales in the ROW Territory for any Product containing ITMN-191 as the Licensed Compound (a “191 Product”) shall be [*] by [*] percent ([*]%) for the applicable Royalty Period. For clarity, the royalties otherwise payable by Roche to InterMune under the Agreement for any other Product remain unchanged and in full force and effect.

13.	In addition to the [*] which InterMune shall retain under [*] of the Agreement, InterMune shall have a period of [*] ([*]) days following receipt of the Finalized First DAA Program Development Budget to elect to exercise [*] with respect to [*]). In the event InterMune elects not to exercise the [*], InterMune shall have a right to elect to exercise its Opt-Out rights with respect to any ITMN-191 Development, including but not limited to, the First DAA Program, one time in each Calendar Year thereafter, by providing notice to Roche between September 15 and November 15 of such Calendar Year (the “Subsequent 191 Opt-Out” and together with the [*], the “[*]”).

In the event InterMune elects to exercise its [*], InterMune may do so by providing to Roche a written notice of its intent to exercise its [*] during the time periods set forth in the immediately preceding paragraph, which [*] shall be effective upon such written notice. Should InterMune elect to exercise such [*], such [*] shall be subject to the same consequences as those consequences set forth in [*] of the Agreement. For purposes of clarity, notwithstanding anything to the contrary contained in the Agreement, (i) such [*] shall be in addition to the [*] with respect to [*] provided for in [*] of the Agreement; (ii) in the event InterMune exercises its [*] with respect to [*] under [*] of the Agreement, InterMune shall be deemed to have also [*]; and (iii) in the event InterMune exercises its [*], InterMune shall be deemed to have also [*] of any further [*] (including, but not limited to, [*]) with the same consequences set forth in [*] of the Agreement.

For all intent and purposes of the Agreement, the definition of [*] is hereby amended to also include the exercise by [*] right provided in this Section 13 of this Amendment.

14.	The Parties also hereby acknowledge and agree that they may engage in the Development of [*]) [*] consisting of such Licensed Compound and [*] (each, a “Follow-on DAA Program”). Section 4.3.7(a)(iii) shall apply with respect to the timing of any notice related to Co-Funded Development (including the applicable Co-Funded Development Budget) for such Follow-on DAA Program; provided, that the Parties will allocate related [*] ([*] in a [*] (including the [*]) included in such [*] for which Roche has [*]. For example, if a Licensed Compound is being Developed as a [*] for which Roche has [*], then InterMune would be responsible for [*] of the [*] ([*]) or if a Licensed Compound is being Developed as a [*] for which Roche has [*], then InterMune would be responsible for [*] of the [*] ([*]). If Roche has [*], then the Parties shall discuss in good faith the appropriate allocation of [*] ([*] and taking into account relevant considerations, including but not limited to the [*] and the [*]).

[*] =	CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

15.	Except as specifically modified and amended by this Amendment, the Agreement remains unchanged and in full effect between the Parties.

16.	This Amendment may be signed by the parties in counterparts, which signatures, taken as a whole, shall constitute a single effective agreement.

[Signature Page Follows]

[*] =	CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the Third Amendment Effective Date.

HOFFMANN-LA ROCHE INC.	INTERMUNE, INC.

BY:	BY:
NAME:	NAME:
TITLE:	TITLE:
DATE:	DATE:

F.HOFFMANN-LA ROCHE LTD

BY:
NAME:
TITLE:
DATE:

BY:
NAME:
TITLE:
DATE:

[*] =	CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

SCHEDULE 1.1

GUIDELINES FOR EXTENSION OF RESEARCH PROGRAM

InterMune and Roche will continue to collaborate on the discovery and preclinical development of [*].

The primary purpose of the extension of the Research Program is to nominate and develop [**]. The Parties anticipate that during the extension period, InterMune will disclose in more detail InterMune Know-How to Roche concerning [*], the use of which by Roche shall be expressly subject to the scope of the license grants by InterMune to Roche under the Agreement.

Estimated FTE
01/10 – 06/10
Synthetic chemistry	[*]
Computational chemistry/Roche functional area liaison	[*]
CRO manager/Lead medicinal chemist/Roche functional area liaison	[*]
Compound screening/Kinetic characterization/mutant enzyme activity	[*]
Biochemistry management/Roche functional area liaison	[*]
Compound screening/Antiviral activity characterization (clearance, synergy)	[*]
Biology management/Roche functional area liaison	[*]

Toxicology	[*]
Formulation	[*]
Bioanalytics	[*]
ADME	[*]
DMPK management/Roche functional area liaison	[*]
Total	[*]

[*] =	CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

**Estimated pass through cost (US$ in thousands)
01/10 – 06/10
Synthetic chemistry	[*]
Structural Biology	[*]
PK	[*]
Protein Production	[*]
License Fees	[*]
Total	[*]
**	Current good faith estimate only. Actual costs may differ.

[*]=	CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.